UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of report (Date of earliest event reported)       March 9, 2006


                               BPK Resources, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


           Nevada                      000-27339                 88-0426887
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(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)


           264 Union Boulevard, First Floor
                  Totowa, New Jersey                           07512
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       (Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code (973) 956-8400



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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

      The information provided in Item 2.03 and Item 3.02 is incorporated herein by this reference.

      On March 9, 2006, BPK Resources, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") among the Company, BPK Resources Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company ("Merger Sub"), Graphite Technology Group, Inc., a Delaware corporation ("Graphite"), Derek Hirsch and James E. Olive, the principal shareholders of Graphite (collectively, the "Principal Shareholders"). Pursuant to the Merger Agreement, at the effective time, Merger Sub will merge with and into Graphite (the "Merger"). As a result of the Merger, Graphite will survive as a wholly owned subsidiary of the Company.

      Completion of the Merger is subject to several conditions, including approval by the shareholders of Graphite, the delivery by Graphite of audited financial statements and other customary closing conditions. The Merger Agreement may be terminated by any of the Company, Merger Sub, Graphite or the Principal Shareholders upon the occurrence or failure to occur of certain events, including a failure of the Merger to be consummated by March 31, 2006.

      In consideration for the Merger: (i) the holders of issued and outstanding shares of Graphite common stock will be entitled to receive an aggregate of (A) 40,000,000 shares of the Company's common stock, $0.001 par value per share ("BPK Common Stock"), and (B) 585,000 shares of the Company's Series D Convertible Preferred Stock, $0.001 par value per share ("BPK Series D Preferred Stock"), which shares will be convertible into an aggregate of 58,500,000 shares of BPK Common Stock, and (ii) the holders of issued and outstanding shares of Graphite preferred stock will be entitled to receive an aggregate of 14,546 shares of the Company's Series E Convertible Preferred Stock, $0.001 par value per share ("BPK Series E Preferred Stock"), which shares will be convertible into an aggregate of 3,500,000 shares of BPK Common Stock. In connection with the Merger, the Company has agreed to grant certain "piggyback" registration rights to Graphite's shareholders.

      Each share of BPK Series D Preferred Stock will automatically convert into shares of BPK Common Stock upon the earlier of: (i) the filing of an amendment to the Company's Articles of Incorporation increasing the number of authorized shares of BPK Common Stock such that a sufficient number of shares of BPK Common Stock is authorized and unissued so that each share of BPK Series D Preferred Stock may be converted into BPK Common Stock; or (ii) the first business day after the effective date of a reverse stock split of the outstanding shares of BPK Common Stock such that a sufficient number of shares of BPK Common Stock is authorized and unissued so that each share of BPK Series D Preferred Stock may be converted into BPK Common Stock. The holders of BPK Series D Preferred Stock will have no liquidation preference, voting rights or rights to receive dividends.

      Each share of BPK Series E Preferred Stock will be convertible into shares of BPK Common Stock at the option of the holder commencing upon the earlier of:
(i) the filing of an amendment to the Company's Articles of Incorporation increasing the number of authorized shares of BPK Common Stock such that a sufficient number of shares of BPK Common Stock is authorized and unissued so that each share of BPK Series E Preferred Stock may be converted into BPK Common Stock; or (ii) the first business day after the effective date of a reverse stock split of the outstanding shares of BPK Common Stock such that a sufficient number of shares of BPK Common Stock is authorized and unissued so that each share of BPK Series E Preferred Stock may be converted into BPK Common Stock. Subject to the rights of holders of any series of preferred stock which by its terms is senior to the BPK Series E Preferred Stock, in the event of any liquidation, dissolution or winding up of BPK, holders of the BPK Series E Preferred Stock will be entitled to receive in preference to the holders of BPK Common Stock an aggregate amount of approximately $1,500,000.


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

      On March 10, 2006, the Company entered into an agreement with Graphite to loan up to an additional $1,000,000 to Graphite pursuant to a promissory note (the "Graphite Note") in contemplation of the Merger. The Graphite Note bears interest at an annual rate of 12% and is secured by all of Graphite's assets, as evidenced by that certain Second Amended and Restated Security Agreement made by Graphite in favor of the Company dated as of March 10, 2006 (the "Security Agreement"). The unpaid principal balance of the Graphite Note, together with all accrued and unpaid interest thereon, is due no later than March 31, 2006. As of March 10, 2006, the Company has advanced $208,000 to Graphite under the Graphite Note. The Company has funded its obligation under the Graphite Note by issuing shares of a new series of its preferred stock to various purchasers, as more fully described in Item 3.02 below, as well as through other private offerings previously disclosed. The Company has advanced an aggregate of $1,958,000 to Graphite since December 2005.

      In consideration for the foregoing loan, pursuant to that certain Option Agreement between Graphite and the Company dated as of March 10, 2006 (the "Option Agreement"), Graphite granted an option (the "Option") to the Company to purchase up to 13.33% of Graphite's then outstanding shares of common stock calculated on a fully diluted basis for up to $1,000,000 at any time prior to December 31, 2008. The Option may only be exercised in the event Graphite determines not to proceed with the Merger.

      The descriptions of the Merger Agreement, the Graphite Note, the Security Agreement and the Option set forth above are qualified in their entirety by reference to copies of such agreements filed as exhibits to this report and incorporated herein by this reference.

Item 3.02   Unregistered Sales of Equity Securities.

      The information provided in Item 5.03 is incorporated herein by this reference.

      Pursuant to a series of Securities Purchase Agreements (collectively, the "Purchase Agreements") with certain purchasers thereunder (collectively, the "Purchasers"), the Company commenced private placement offerings of certain of its securities (collectively, the "Offerings"), consisting of (i) up to 500,000 shares of the Company's Series C Convertible Preferred Stock, $0.001 par value per share ("BPK Series C Preferred Stock"), which shares will initially be convertible into an aggregate of 50,000,000 shares of BPK Common Stock, and (ii) warrants (the "Warrants") to acquire up to 25,000,000 shares of BPK Common Stock to be issued and sold in units (the "Units") comprised of one (1) share of BPK Series C Preferred Stock and one (1) Warrant to purchase 50 shares of BPK Common Stock at a purchase price of $17.00 per Unit (the "Purchase Price").

      As of March 9, 2006, the Company had sold 100,000 Units for an aggregate purchase price of $1,700,000 in a private offering to an overseas Purchaser (the "Non US Private Offering"). The balance of the Units may be sold to Purchasers in the United States in a private offering (the "US Private Offering") or overseas in the Non US Private Offering at the discretion of the Company.


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

      In connection with the Offerings, the Company has agreed to file a registration statement with the Securities and Exchange Commission (the "SEC") within 90 days after the Offerings are completed registering the shares of BPK Common Stock issuable to the Purchasers upon conversion of the BPK Series C Preferred Stock and upon exercise of the Warrants and to have such registration statement declared effective by the SEC within 150 days after the Offerings are completed. In the event the Company fails to file the required registration statement within the 90-day period or have such registration statement declared effective by the SEC within the 150-day period, the Company will be obligated to pay in cash or in shares of BPK Common Stock (at the Company's option) an amount equal to 2% of the Purchase Price and an additional amount equal to 1% of the Purchase Price at the end of each subsequent 30-day period in which the registration statement is not filed or declared effective, as the case may be.

      Each share of BPK Series C Preferred Stock has an original issue price of $17.00 and will automatically convert into shares of BPK Common Stock at a conversion price of $0.17 per share upon the earlier of: (i) the filing of an amendment to the Company's Articles of Incorporation increasing the number of authorized shares of BPK Common Stock such that a sufficient number of shares of BPK Common Stock is authorized and unissued so that each share of BPK Series C Preferred Stock may be converted into BPK Common Stock; or (ii) the first business day after the effective date of a reverse stock split of the outstanding shares of BPK Common Stock such that a sufficient number of shares of BPK Common Stock is authorized and unissued so that each share of BPK Series C Preferred Stock may be converted into BPK Common Stock.

      Each Warrant is initially exercisable into 50 shares of BPK Common Stock at an exercise price of $0.34 per share. The exercise period for the Warrants commences on the date which is the earlier of: (i) the filing of an amendment to the Company's Articles of Incorporation increasing the number of shares of BPK Common Stock the Company is authorized to issue such that a sufficient number of shares is authorized so that the Warrants issued pursuant to the Purchase Agreements may be exercised into shares of BPK Common Stock; or (ii) the first business day after the effective date of a reverse split of the outstanding shares of BPK Common Stock such that a sufficient number of shares is authorized so that the Warrants issued pursuant to the Purchase Agreements may be exercised into shares of BPK Common Stock. The exercise period terminates on the third anniversary of the date of the applicable Warrant.

      The securities to be issued in the US Private Offering will be sold in a private placement transaction to a limited number of accredited investors pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 of Regulation D thereunder. We may pay placement agent fees of to various broker dealers registered under the Securities Exchange Act of 1934, as amended, and members of the National Association of Securities Dealers, Inc. We also may issue warrants to certain of the placement agents to purchase shares of common stock equal to 8% of the shares included in the units sold by such placement agents at an exercise price of $0.34 per share in payment of additional placement agent fees. The other material terms of these warrants are identical to the terms of the warrants issued to investors in the US Private Offering and described above.

      The securities sold in the Non US Private Offering were issued in a private placement transaction to one accredited investor who is not a "U.S. person" pursuant to the exemption from registration provided by Rules 901 and 903 of Regulation S under the Securities Act. We paid consulting fees in the amount of $136,000 in connection with this transaction


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

      The descriptions of the Purchase Agreements and the Warrants set forth above are qualified in their entirety by reference to copies of such agreements filed as exhibits to this report and incorporated herein by this reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

      On March 10, 2006, the Company filed a Certificate of Designation with the Secretary of State of the State of Nevada designating 500,000 shares of the Company's preferred stock as BPK Series C Preferred Stock (the "Series C Certificate of Designation").

      The holders of BPK Series C Preferred Stock have no voting rights or rights to receive dividends. However, subject to the rights of holders of any series of preferred stock which by its terms is senior to the BPK Series C Preferred Stock, in the event of any liquidation, dissolution or winding up of BPK, holders of the BPK Series C Preferred Stock will be entitled to receive in preference to the holders of BPK Common Stock an amount equal to the original issue price. In addition, all or any portion of the shares of BPK Series C Preferred Stock may be redeemed upon payment of the Purchase Price at any time by the Company in it sole discretion upon thirty (30) days' written notice to the holders of BPK Series C Preferred Stock.

      The description of the Series C Certificate of Designation set forth above is qualified in its entirety by reference to the Series C Certificate of Designation filed as an exhibit to this report and incorporated herein by this reference.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

Exhibit No.                     Description of Exhibit

3.1 Certificate of Designation of Series C Convertible Preferred Stock of BPK Resources, Inc., filed on March 10, 2006.

10.1 Agreement and Plan of Merger, dated March 9, 2006, by and among BPK Resources, Inc., BPK Resources Acquisition Corp., Graphite Technology Group, Inc., Derek Hirsch and James E. Olive.

10.2 12% Promissory Note dated as of March 10, 2006 made by Graphite Technology Group, Inc. in favor of BPK Resources, Inc. in the principal amount of up to $1,000,000.

10.3 Second Amended and Restated Security Agreement dated as of March 10, 2006 made by Graphite Technology Group, Inc. in favor of BPK Resources, Inc.

10.4 Option Agreement dated as of March 10, 2006 between Graphite Technology Group, Inc. and BPK Resources, Inc.

10.5        Form of Securities Purchase Agreement between BPK Resources, Inc.
            and the purchasers in the Regulation D offering.

10.6        Form of Securities Purchase Agreement between BPK Resources, Inc.
            and the purchasers in the Regulation S offering.


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

10.7 Form of Warrant issued by BPK Resources, Inc. to the purchasers in the Regulation D offering.

10.8 Form of Warrant issued by BPK Resources, Inc. to the purchasers in the Regulation S offering.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               BPK Resources, Inc.


Date: March 15, 2006                           By: /s/ Christopher H. Giordano
                                                   -----------------------------
                                                   Christopher H. Giordano
                                                   Chief Executive Officer


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